For Immediate Release	Contact: Fred G. Kowal Chairman and Chief Executive Officer Warwick Community Bancorp, Inc. (845) 986-2206

WARWICK COMMUNITY BANCORP, INC. RECLASSIFIES INTEREST INCOME. NO CHANGE IN NET INCOME OR EARNINGS PER SHARE.

Warwick, New York, February 26, 2003 - Warwick Community Bancorp, Inc. (the "Company") (NASDAQ: WSBI), the holding company for The Warwick Savings Bank ("Warwick Savings") and The Towne Center Bank ("Towne Center"), today reported that, without effecting net income or earnings per share as previously reported, certain items in the income statement during 2002 were reclassified between interest income and non-interest income. Accordingly, as shown by the accompanying schedule, interest income was increased by $91,000 and non-interest income was reduced by the same amount for the quarter ended September 30, 2002, and interest income was increased $245,000 and non-interest income was reduced by the same amount for the quarter ended December 31, 2002.

Warwick Community Bancorp, Inc. is the holding company for The Warwick Savings Bank, a New York state chartered stock savings bank, and The Towne Center Bank, a New Jersey state chartered commercial bank. The Warwick Savings Bank was originally founded in 1875 and is a community-oriented savings institution offering a variety of financial services to meet the needs of the communities it serves. The Towne Center Bank was founded in 1999.

	Three Months Ended December 31,
	2002			2001
	Average Balance	Interest	Average Yield/ Cost	Average Balance	Interest	Average Yield/ Cost
Assets:
Interest-earning assets:
One-to four-family loans, net	$262,329	$ 4,703	7.17%	$331,845	$ 6,133	7.39%
Commercial real estates loans, net	156,454	2,964	7.58	77,932	1,568	8.05
Commercial business loans, net	28,967	441	6.09	33,649	579	6.88
Consumer loans, net	55,451	997	7.19	75,736	1,438	7.59
Mortgage-backed securities	130,055	1,544	4.75	105,933	1,642	6.20
Federal funds sold	-	-	-	5,000	24	1.92
Interest earning accounts at banks	30,425	96	1.26	1,096	6	2.19
Investment securities	64,081	888	5.54	130,241	2,250	6.91

Total interest-earning assets	727,762	11,633	6.39	761,432	13,640	7.17

Non-interest earning assets	46,653			49,454

Total assets	$774,415			$810,886

Liabilities and retained earnings:
Interest-bearing liabilities:
Passbook accounts	$166,048	$ 991	2.39%	$128,783	$ 842	2.62%
Escrow deposits	2,809	13	1.85	6,200	31	2.00
NOW accounts	45,116	141	1.25	36,787	124	1.35
Money market accounts	71,360	297	1.66	76,550	414	2.16
Certificate accounts	114,916	825	2.87	120,876	1,288	4.27
Total Deposits	400,249	2,267	2.27	369,196	2,699	2.93
Borrowed funds	219,614	2,880	5.25	303,310	3,759	4.96

Total interest-bearing liabilities	619,863	5,147	3.32	672,506	6,458	3.84

Non-interest bearing liabilities	71,947			62,757

Total liabilities	691,810			735,263
Retained earnings	82,605			75,623

Total liabilities and retained earnings	$774,415			$810,886

Net interest income/interest rate spread		$ 6,486	3.07%		$ 7,182	3.32%

Net interest-earning assets/net interest margin	$107,899		3.56%	$ 88,926		3.77%

Ratio of interest-earning assets to interest-bearing liabilities			117.41%			113.22%

	Twelve Months Ended December 31,
	2002			2001
	Average Balance	Interest	Average Yield/ Cost	Average Balance	Interest	Average Yield/ Cost
Assets:
Interest-earning assets:
One-to four-family loans, net	$299,976	$21,537	7.18%	$321,664	$24,138	7.50%
Commercial real estates loans, net	120,909	9,189	7.60	62,331	5,225	8.38
Commercial business loans, net	32,662	2,207	6.76	34,781	2,706	7.78
Consumer loans, net	63,189	4,588	7.26	69,529	5,570	8.01
Mortgage-backed securities	110,575	6,259	5.66	93,036	6,043	6.50
Federal funds sold	1,801	20	1.11	3,753	116	3.09
Interest earning accounts at banks	13,025	187	1.44	1,099	41	3.73
Investment securities	95,755	5,718	5.97	123,114	8,281	6.72

Total interest-earning assets	737,892	49,705	6.74	709,307	52,120	7.35

Non-interest earning assets	46,020			45,570

Total assets	$783,912			$754,877

Liabilities and retained earnings:
Interest-bearing liabilities:
Passbook accounts	$153,913	$ 3,730	2.42%	$114,952	$ 3,314	2.88%
Escrow deposits	3,883	79	2.03	4,850	97	2.00
NOW accounts	42,065	523	1.24	34,772	578	1.66
Money market accounts	75,621	1,408	1.86	70,982	2,356	3.32
Certificate accounts	113,094	3,526	3.12	120,692	6,168	5.11
Total Deposits	388,576	9,266	2.38	346,248	12,513	3.61
Borrowed funds	247,515	12,558	5.07	278,053	14,902	5.36

Total interest-bearing liabilities	636,091	21,824	3.43	624,301	27,415	4.39

Non-interest bearing liabilities	67,915			56,112

Total liabilities	704,006			680,413
Retained earnings	79,906			74,464

Total liabilities and retained earnings	$783,912			$754,877

Net interest income/interest rate spread		$27,881	3.31%		$24,705	2.96%

Net interest-earning assets/net interest margin	$101,801		3.78%	$ 85,006		3.48%

Ratio of interest-earning assets to interest-bearing liabilities			116.00%			113.62%

WARWICK COMMUNITY BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the three months ended December 31,		For the twelve months ended December 31,
	2002	2001	2002	2001

Interest Income:
Interest on one-to four-family loans	$ 4,703	$ 6,133	$ 21,537	$ 24,138
Interest on commercial real estate loans	2,964	1,568	9,189	5,225
Interest on commercial business loans	441	579	2,207	2,706
Interest on consumer loans	997	1,438	4,588	5,570
Interest and dividends on securities	2,432	3,892	11,977	14,324
Interest on federal funds sold	-	24	20	116
Interest on short-term money market instruments	96	6	187	41
Total interest income	11,633	13,640	49,705	52,120

Interest Expense:
Time deposits	825	1,288	3,526	6,168
Money market deposits	297	414	1,408	2,356
Savings deposits	1,132	966	4,253	3,891
Mortgagors' escrow deposits	13	31	79	97
Borrowed funds	2,880	3,759	12,558	14,903
Total interest expense	5,147	6,458	21,824	27,415
Net interest income	6,486	7,182	27,881	24,705

Provision for Loan Losses	(350)	(245)	(1,338)	(979)
Net interest income after provision for loan losses	6,136	6,937	26,543	23,726

Non-Interest Income:
Service and fee income	1,538	1,149	5,432	4,526
Gain on securities transactions	162	0	507	27
Net gain on sale of loans	125	16	350	687
Gain on sale of mortgage servicing rights	-	-	-	110
Other income	149	53	1,578	590
Total non-interest income, net	1,974	1,218	7,867	5,940

Non-Interest Expense:
Salaries and employee benefits	2,557	2,772	10,423	11,642
FDIC insurance	20	19	80	72
Occupancy	528	545	2,136	2,191
Data processing	311	283	1,171	1,102
Advertising	129	29	304	134
Professional fees	255	485	1,095	1,394
Other	936	904	3,334	3,912
Total non-interest expense	4,736	5,037	18,543	20,447
Income before provision for income taxes	3,374	3,118	15,867	9,219

Provision for Income Taxes	1,294	1,162	6,211	3,281

Net Income	$ 2,080	$ 1,956	$ 9,656	$ 5,938
Net Income per Share:
Basic	$ 0.46	$ 0.43	$ 2.11	$ 1.27
Diluted	$ 0.43	$ 0.42	$ 2.02	$ 1.24

WARWICK   COMMUNITY   BANCORP,   INC. and SUBSIDIARIES

SELECTED   CONSOLIDATED   FINANCIAL   RATIOS

	At or For the Three Months Ended December 31,
	2002	2001
	(Unaudited)

Selected Financial Ratios and Other Data (1):
Performance Ratios:
Return on average assets	1.08%	0.96%
Return on average equity	10.07%	10.35%
Earnings per Share- Basic	$0.46	$0.43
Earnings per Share- Diluted	$0.43	$0.42
Average stockholders' equity to average assets	10.67%	9.33%
Stockholder's equity to total assets	10.38%	9.17%
Core deposits to total deposits	74.87%	70.90%
Net interest spread (2)	3.07%	3.32%
Net interest margin (3)	3.56%	3.77%
Operating expense to average assets	2.38%	2.31%
Efficiency ratio (2)(4)	55.22%	54.72%

Common Share Data:
Book Value (period end) (5)	$16.78	$14.82
Common shares outstanding	4,833,407	4,991,976

	At December 31, 2002 (Unaudited)	At December 31, 2001
Asset Quality Ratios (1):
Non - performing loans to total loans	0.46%	0.30%
Non - performing loans to total assets	0.27%	0.20%
Non - performing assets to total assets	0.42%	0.34%
Allowance for loan losses to total loans	1.06%	0.71%
Allowance for loan losses to non - performing
loans	231.66%	231.39%

Regulatory Capital Ratios (1):
Warwick Savings:
Tier I capital to average assets	8.33%	7.08%
Tier I capital to risk-weighted assets	14.88%	12.87%
Total capital to risk-weighted assets	15.99%	13.70%

Company:
Tier I capital to average assets	9.98%	8.93%
Tier I capital to risk-weighted assets	17.29%	15.27%
Total capital to risk-weighted assets	18.40%	16.13%

  With the exception of end of period ratios, all ratios are based on average monthly balances during the indicated periods and are annualized where appropriate.  Regulatory Capital Ratios and Asset Quality Ratios are end of period ratios.
  The net interest spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
  The net interest margin represents net interest income as a percent of average interest-earnings assets.
  The efficiency ratio represents non-interest expense (operating expense) excluding nonrecurring items and amortization of intangibles as a percentage of the sum of net interest income and non-interest income excluding gains or losses on securities transactions.
  Book Value represents total stockholders' equity divided by the shares outstanding for the period.

Warwick Community Bancorp, Inc.
Changes in Income Composition

	For the three months ended December 31,		For the three months ended September 30,
	2002	2002	2002	2002

	Before	After	Before	After

Interest income:
Interest on mortgage loans	4,458	4,703	5,703	5,794
Total interest income	11,388	11,633	12,664	12,755

Net interest income	6,241	6,486	7,207	7,298

Non-interest income
Net gain on sale of loans	370	125	169	78
Total non-interest income, net	2,219	1,974	1,931	1,840

Net income:	2,080	2,080	2,602	2,602

Earnings per Share
Basic	$0.46	$0.46	$0.56	$0.56
Diluted	$0.43	$0.43	$0.54	$0.54

Yield:
On mortgage loans	6.80%	7.17%	7.02%	7.13%
On interest earning assets	6.26%	6.39%	6.78%	6.85%
Spread	2.94%	3.07%	3.36%	3.43%
Net interest margin	3.43%	3.56%	3.86%	3.92%